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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:     811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

909 A Street, Tacoma Washington 98402

(Address of principal executive offices) (Zip code)

Gregory J. Lyons, Secretary and Chief Legal Officer

Russell Investment Company

909 A Street

Tacoma, Washington 98402

253-439-2406

(Name and address of agent for service)

Registrant’s telephone number, including area code:     253-572-9500

Date of fiscal year end:     December 31

Date of reporting period:     January 1, 2009 to December 31, 2009

Item 1.	Reports to Stockholders

2009 ANNUAL REPORT

LifePoints® Funds

Target Distribution Strategies

DECEMBER 31, 2009

FUND

2017 Retirement Distribution Fund — A Shares

2017 Accelerated Distribution Fund — A Shares

2027 Extended Distribution Fund — A Shares

2017 Retirement Distribution Fund — S Shares

2017 Accelerated Distribution Fund — S Shares

2027 Extended Distribution Fund — S Shares

Russell Investment Company

Russell Investment Company is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on six of these Funds.

Russell Investment Company

LifePoints® Funds

Target Distribution Strategies

Annual Report

December 31, 2009

Russell Investment Company - LifePoints® Funds Target Distribution Strategies.

Copyright © Russell Investments 2010. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities products and services offered through Russell Financial Services, Inc. member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

We are pleased to provide you with Russell Investment Company’s 2009 Annual Report for LifePoints® Funds, Target Distribution Strategies. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ending December 31, 2009.

Every day, we strive to improve financial security for people and earn the continued support of our investors. Despite another year of economic uncertainty, the markets have rebounded sharply from the spring. We are sensitive to ongoing investor concerns and recognize the need for investment solutions that help provide the opportunities investors seek.

We continue to believe that investors are well served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios and that they should continue to talk with their financial advisors to ensure their portfolios remain aligned with long term goals.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are continuously monitoring our investment managers and our funds to ensure adherence to their long-term strategies.

We appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of December 31, 2009 (Unaudited)

U.S. Equity Markets

The U.S. equity market began the year with elevated volatility and weakness before rebounding sharply and ultimately delivering a strong positive return for 2009. The broad market Russell 3000® Index rose 28.3% over the year ended December 31, 2009 as the global economy began to emerge from the worst recession and financial crisis in almost a century. The fear and panic which had pervaded the market in 2008 and early 2009 began to dissipate in March 2009 as investors increased their risk appetites.

Even with coordinated actions by central banks across the globe and a variety of highly stimulative governmental policies in place, liquidity remained an issue for many banks, consumers and small businesses at the start of 2009, leading them to cut spending and lay-off employees. With unemployment continuing to rise, expectations of a strong recovery were tempered. Meanwhile, consumer credit was slow to unfreeze and the housing market remained weak. Against this backdrop, anxiety about the health of banks and other financial services companies persisted. These and other factors led the broad U.S equity market to decline during the first two months of the year and to set a new low on March 6, 2009.

Following the March 6, 2009 low, the U.S. equity market, as measured by the Russell 3000® Index, experienced a rally led by the three largest U.S. banks announcing that they would likely earn a profit for the first quarter of 2009. The market continued to rise after the Federal Reserve Board stated that it would purchase “distressed assets” in order to remove them from the balance sheets of banks. The rebound was further extended by the early May announcement of positive results from the stress tests that the U.S. government conducted on 19 U.S. banks. While capital ratios were found not to be sufficient at all the banks at the time, there were no banks which the market deemed to be on the verge of insolvency. Reports that several banks were planning to pay back TARP funds as soon as possible also helped alleviate fears about the health of the financial sector. In addition to positive bank-related news, declining inventories across many sectors led to the expectation that restocking, and the related uptick in demand for manufactured goods, would soon follow. Around the same time, a series of reports showed consumer confidence improving more than expected, further adding to investors’ optimism. The Federal Reserve Board’s decision to keep the Fed Funds rate at an historical low near zero percent was also an important contributor in providing businesses with low cost financing to encourage growth.

Stocks that had been priced for an elevated probability of bankruptcy by investors during the downturn led the rally as the bankruptcy scenario appeared increasingly unlikely. Small capitalization stocks outperformed large capitalization stocks as investors’ risk appetites increased. After significantly underperforming during the downturn, cyclical companies (those more tied to the economic cycle) and large capitalization financial stocks were among the top performers at the outset of the rally. Small capitalization financial stocks continued to underperform as investors remained concerned about the health of smaller regional banks and the rising delinquencies in their commercial real estate loan portfolios. Higher beta (beta is a measure of the volatility of a given security compared to the volatility of the market as a whole) stocks and companies with low price-to-book ratios were among the top performers, as were stocks with higher earnings variability and higher debt-to-capital ratios. These factors were out of favor during the market decline of 2008 and early 2009. Consistent with the market’s sharp reversal, stocks with the lowest price momentum were among the best performers during the rally. Higher quality companies (typically those with more stable earnings growth, less leverage and attractive balance sheets) faced headwinds as investors took on more risk and increased the cyclicality of their portfolios. Defensive sectors, including the health care sector which faced significant uncertainty surrounding the Obama administration’s plan to overhaul healthcare, and factors such as higher yield and lower earning per share variability lagged during this period.

Mid-October 2009 marked a moderation of these trends, with lower risk and higher quality factors performing better as investors took profits in many of the names which had led the rally. The market shifted its focus away from deep cyclical areas and toward companies with more stable and sustainable earnings and business growth which investors believed had become undervalued. November was a more muted factor environment (no strong trends) which marginally extended the shift away from lower quality cyclical stocks. The market finished the year by rewarding earnings growth in

4	Market Summary

Russell Investment Company

December and adding to growth stocks’ outperformance relative to value stocks. In the fourth quarter, the trend toward lower quality being rewarded moderated and there was a slight shift toward higher quality factors such as higher profitability (measured by return on assets), stronger balance sheets (including lower debt leverage) and less cyclicality.

For 2009, both gross domestic product and corporate profits rose from their 2008 lows. In addition, reports from the housing sector showed signs of stabilization. Most economic indicators turned from strongly negative, to less negative, to improving over the course of the year. Although the domestic economy began to recover during the year, companies with exports to faster-growing, developing, non-U.S. economies posted stronger performance as they benefited from the weakening of the U.S. dollar for most of the period. During the second half of 2009 in particular, exposure to U.S. companies which generated a portion of their revenues overseas was rewarded.

Despite strong performance off of the market’s early March low, the financial services sector posted the second lowest return of any sector for the year due to its extreme weakness in the first two months of the year. Only the defensive utilities sector finished behind the financials sector. The energy sector experienced a reversal similar to that of the financials sector during the year. The energy sector rebounded only after significant weakness early in the period amid concerns about the magnitude of the global economic slowdown earlier in the year and the related drop in demand. Other sectors which lagged the overall market included the more defensive consumer staples and health care sectors. Producer durables also lagged as it was hit by concerns about a slowdown in government defense spending.

The top-performing sectors in the Russell 3000® Index were the more cyclical ones. The technology sector led on expectations that businesses will increase IT expenditures as part of the equipment and software upgrade cycle after putting spending on hold amid the weak economic environment. Finishing behind technology, but still outperforming, were the materials and processing and consumer discretionary sectors. Materials stocks benefited from higher demand due to increased optimism about the economic recovery, especially as developing countries continue to build out their infrastructure. Improving consumer confidence contributed to the rebound of consumer discretionary stocks.

The recovery in stock prices occurred across investment styles as well as the market capitalization spectrum. While value stocks rebounded more strongly off the March lows, growth stocks led over the entire year. This was true for both the large capitalization and small capitalization market segments. For the year, the Russell 1000® Growth Index returned 37.2% and the Russell 1000® Value Index returned 19.7%, while the Russell 2000® Growth Index returned 34.5% and the Russell 2000® Value Index returned 20.6%. Small capitalization stocks outperformed large capitalization stocks off of the March lows, but lagged slightly over the year due to weakness early in the period. The Russell 2000® Index returned 27.2% and the Russell 1000® Index returned 28.4% for the year. Midcap stocks performed the best over the period, while microcap stocks lagged despite strong performance during the rally. The Russell Midcap® Index returned 40.5% and the Russell Microcap® Index returned 27.5% for the fiscal year.

The challenging active management environment of early 2009 improved during the year as there was more differentiation between stocks (lower correlation) and a substantial reduction in the indiscriminate selling of all riskier assets as the year progressed. Small capitalization managers across the style spectrum outperformed their benchmarks more consistently than their large capitalization counterparts, with small capitalization value managers in particular posting strong relative performance. Growth managers generally had a more difficult time relative to their benchmark as momentum was not in favor during a year which featured multiple sharp reversals in market direction. In addition, growth managers with less valuation sensitivity faced headwinds as stocks with low price to book and price to earnings ratios were rewarded. The Lipper® Small Cap Value Funds Average outperformed the Russell 2000® Value Index by 11.7%, the Lipper® Small Cap Core Funds Average outperformed the Russell 2000® Index by 4.9% and the Lipper® Small Cap Growth Funds Average outperformed the Russell 2000® Growth Index by 1.4%. The Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.9%, the Lipper® Large Cap Core Funds Average underperformed the Russell 1000® Index by 1.2%, and the Lipper® Large Cap Value Funds Average outperformed the Russell 1000® Value Index by 3.4%.

Real Estate Securities Market

For the fiscal year ending December 31, 2009, U.S. real estate investment trusts (“REITs”) generated a 27.99% return as measured by the FTSE NAREIT Equity REIT Index (the “Index”). During this period, U.S. REITs performed in line with the broader U.S. equity market and underperformed the international real estate securities market. Elevated volatility persisted, as evidenced by the double-digit value declines early in the year, while April marked the best month of performance since the inception of the Index in 1972. REIT share prices declined by 42% between the start of the fiscal year and early-March 2009 before sharply reversing course and gaining over 120% during the remainder of the year.

Market Summary	5

Russell Investment Company

Early in the fiscal year, REIT share prices declined steeply, as the sector exhibited a high correlation to the broader financial services sector. Investor sentiment toward the sector remained negative on concerns over labor market softness, weak consumer spending, lack of available debt capital and a stagnant housing market. At the property level, the deepening recession continued to undercut demand for commercial space, which lowered both occupancy and asking rents. REIT earnings suffered as a result. This period of rapid decline was characterized by a flight to quality. The market favored REITs with the lowest amounts of leverage, limited near-term refinancing needs and limited development pipelines. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

Beginning in March, numerous REITs raised capital in the equity market to address financing needs. Despite being generally dilutive to earnings, these equity offerings enabled struggling REITs to pay down debt and improve balance sheets, causing concerns over near-term solvency to subside. Meanwhile, relatively well-capitalized REITs took the opportunity to expand their cash reserves in anticipation of acquisition opportunities that could arise as maturing debt forces sellers to the market. Ongoing equity raising activity reduced leverage and restored confidence in REITs, attracting some non-dedicated REIT investors to the sector. This sparked a recovery in share prices and a relaxation of investors’ aversion to risk in the sector. As the REIT market rebounded from March lows, the most highly leveraged names, which had sustained the largest declines during the downturn, experienced the most extreme rebounds in share price.

A stream of positive economic news further extended this rally. July employment figures beat expectations, credit markets showed signs of recovery, the Federal Reserve Board announced the extension of the Term Asset-Backed Securities Loan Facility (TALF) program through June 2010 and housing sales experienced a modest uptick. Investors also took comfort in the fact that the equity market remained open and the unsecured debt market showed improvement. A total of $20.4 billion of equity and $8 billion of unsecured debt was raised during the fiscal year by REITs. The REIT market rally moderated somewhat in September 2009, first on concerns over the accelerated run-up in share prices over the previous several months, and later in response to news that existing and new home sales came in below expectations. Following the release of additional unfavorable economic data, including employment numbers below expectations, REITs were sold off in October. However, these declines were short-lived, as expectations of an economic recovery drove positive REIT performance from early November through year-end.

The historic levels of volatility in the REIT market during the period were driven by two factors: the high correlation to the financial services sector and a rise in short selling of REIT shares. The elevated correlation between REITs and the financial services sector, which began in 2008 with the heightening of the credit crisis, continued during the fiscal year. Short selling in the REIT sector also began to increase from 2008 due to negative investor sentiment and continued to rise into 2009 amid weakening fundamentals and unfavorable market conditions. In March 2009, concurrent with the REIT market’s lows, short selling reached its peak at nearly 12% of shares outstanding (compared with 3-4% prior to the downturn). As REITs began to issue equity and share prices rallied in the following months, the level of short selling decreased by over 4%. REIT volatility consequently moderated from peak levels, but remained elevated in comparison to historical levels.

During the fiscal year, returns were widely dispersed across the property sectors. Among the poorest performing sectors were shopping centers, self storage, and industrial. Sentiment toward the shopping centers sector was particularly negative due to deteriorating occupancy and income metrics driven by weak consumer spending. Self storage was the only property sector to post a positive return in 2008, sparking investors to take profits and rotate out of this sector during this fiscal year. While struggling industrial REITs addressed concerns over bankruptcy risk through equity issuance, significant development pipelines amid weak leasing market conditions put pressure on earnings forecasts. The two best performing property sectors were lodging/resorts and regional malls. The lodging/resorts sector was among the poorest performing sectors during the period prior to March 2009 and subsequently staged a rally as investors displayed a greater appetite for risk. Numerous lodging/resorts stocks that had been sold off excessively during the downturn multiplied in value as investor sentiment recovered. After performing poorly early in the fiscal year, the regional malls sector rebounded led strongly by sector leader Simon Property Group, which helped to spur the trend of equity issuance with its notable capital raising efforts in March.

The U.S. REIT market underperformed relative to the international real estate securities market by a fairly wide margin during the fiscal year, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index. After experiencing price corrections in the prior year, the REIT markets in both Asia and Continental Europe had large positive returns during the fiscal year. Real estate securities in the UK and Australia also posted meaningful gains during the fiscal year,

6	Market Summary

Russell Investment Company

outperforming relative to U.S. REITs. Hong Kong property stocks recorded particularly strong gains for the fiscal year, while Japan was among the worst performing REIT markets globally, underperforming significantly relative to U.S. REITs.

Non-U.S. Developed Equity Markets

Non-U.S. equity markets rose more than 30% for the year ended December 31, 2009. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 31.78% for the period.

The gain reflects the strong rebound for global equity markets starting in March 2009, with a low to high return of more than 78% as measured by the MSCI EAFE.

For the period, investors in non-U.S. markets benefited from gains in foreign currencies relative to the U.S. dollar. EAFE’s gain, when measured in local currencies, was a more modest 21.00%. The more commodity-intensive economies such as Australia and Canada had very strong gains in their currencies. The Australian dollar gained nearly 28% and the Canadian dollar nearly 16% relative to the US dollar.

Value-driven investment strategies led the market recovery as economic conditions appeared to improve slowly, but steadily, beginning in March 2009. U.S. government-led stimulus helped restore confidence in the viability of global commerce, though not as much in the ability of global businesses to grow as rapidly. The MSCI EAFE Value Index rose 34.23% for the period, while the EAFE Growth Index rose 29.36%.

Regionally, the Pacific ex Japan region had the strongest gains. The region gained 72.81% for the period as measured by MSCI Pacific ex Japan Index led by the 76.43% gain in the Australian market as measured by MSCI Australia Index. European stocks rose 35.83% as measured by MSCI Europe Index. Japan was the notable laggard gaining 6.25% as measured by MSCI Japan Index for the period. While developed markets had strong returns, emerging markets had even stronger gains. The MSCI Emerging Markets Index gained 83.53% led by Brazil’s 128.06% gain as measured by the MSCI Brazil Index.

The strength of emerging markets reflected in large part the strong market for more economically-leveraged areas of the global stock market. Industrial metals producers and the other industrial cyclical companies posted very strong gains as investors grew more optimistic towards global economic recovery. The MSCI EAFE materials sector gained 69.3% for the year, led by the 95.16% gain of the metals and mining sector. The information technology, energy and financial sectors also posted strong gains. Financial stocks recovered as unprecedented economic stimulus and government-led relief programs convinced investors that these companies could survive and eventually possibly thrive.

In contrast to sectors highly levered to the global economy, more staid and predictable sectors lagged. The MSCI utilities sector gained 4.18%. The MSCI telecommunications and health care sectors also lagged with respective gains of 15.67% and 17.52%.

Emerging Markets

During 2009, the MSCI Emerging Markets Index (“Index”) increased 78.5%. The Index had four consecutive quarters of positive performance with the second and third quarter outperforming significantly. The Index gained 34.7% in the second quarter, its best quarterly return since inception of the Index in 1988. Emerging markets outperformed developed markets which gained 30.0% as measured by the MSCI World Index. Emerging markets returns were largely predicated on the belief that these markets would recover soonest given better capitalized, less leveraged financial systems and policymakers (particularly in Asia) that are experienced at navigating periods of economic turbulence. The positive performance in the fourth quarter of 2009 was largely driven by the improving economic situation, particularly in Latin America and a further rebound in commodity prices. The US dollar’s continued weakness helped increase the appeal of hard assets including gold and copper. The price of gold rose above the $1,000 an ounce ceiling and reached an all-time high of $1,227.5 an ounce in December, while copper gained nearly 140% in 2009. Crude oil, Russia’s major export, neared $80 a barrel on the improving economic situation in the US and concerns over unrest in Iran.

Inflows into the emerging markets asset class reached record levels in 2009 as the economic outlook improved for emerging countries’ exporters as stimulus measures from China to Brazil gained traction and US economic data improved. The best-performing markets over the year included Turkey, 97.5% as measured by MSCI Turkey Index, Brazil 128.1% as measured by MSCI Brazil Index and Russia 104.2% as measured by MSCI Russia Index. These markets typically perform strongly when risk appetite is robust. Indonesia, often regarded as the riskiest of emerging markets, gained 126.2% as measured by MSCI Indonesia Index. Resource rich Latin American markets strengthened as investors rotated assets away from developed economies and into countries that supply China with raw materials, such as

Market Summary	7

Russell Investment Company

Chile which gained 85.6% as measured by MSCI Chile Index and Peru which gained 71.9% as measured by MSCI Peru Index. Chinese equities increased 62.3% as measured by MSCI China Index on speculation that its economic strength will lead the world out of recession.

Several emerging market currencies, notably those closely linked to commodities, significantly outperformed the US dollar over the period. The leader among them was the Brazilian real, which was up over 45% relative to the U.S. dollar. The currency gained the most since its 1993 creation as the country emerged from recession in the second quarter and had its credit rating raised to the lowest investment-grade level in September. The South African rand also rose in 2009, up 38.4% relative to the U.S. dollar as record-low interest rates in developed nations encouraged purchases of high-yield assets and commodity prices rose on signs of a global economic recovery. The Chilean peso 26.6% had a strong start in 2009 as its central bank, the most aggressive monetary policy institution in Latin America, lowered interest rates by 6% between January and March in an effort to stimulate growth. Chile is the world’s biggest copper producer and it obtained the first credit ratings increase among investment-grade nations in 2009.

U.S. Fixed Income Markets

As much as 2008 was characterized by the credit crisis, investor anxiety and a flight to the relative safety of U.S. Treasuries, 2009 was a period of significant government intervention. Government action was crucial to restoring liquidity to the credit markets and investor confidence and served as a driver of the fixed income market rally during the second half of the year.

Following the bankruptcy of Lehman Brothers Holdings Inc. in September 2008, a massive reshuffling of banking institutions ensued. Some banks were compelled into competitor mergers/acquisitions while others sought bank holding status, all causing further unrest in the fixed income market and decreasing liquidity. This disruption was largely the impetus for the Emergency Economic Stabilization Act of 2008, which initially was designed to address weakness in the banking industry by allocating $700 billion for the purchase of distressed assets from banks. The U.S. Treasury used Troubled Asset Relief Program (TARP) funds for direct capital injections into financial institutions while the Federal Deposit Insurance Corporation (FDIC) temporarily increased retail bank deposit insurance to $250,000 per retail bank account.

In mid-November 2008, in a bid to restore liquidity in the asset-backed securities (ABS) market, the Federal Reserve Board announced the creation of the Term Asset-Backed Securities Lending Facility (TALF) under which the Federal Reserve Bank of New York planned to loan up to $200 billion on a non-recourse basis to purchasers of newly issued AAA-rated ABS collateralized primarily by consumer loans (credit card receivables and automobile loans). This program was well received and did much to increase liquidity in the fixed income markets. It was subsequently expanded to include other assets, such as commercial mortgage-backed securities (CMBS).

Numerous other programs were created by various U.S. government agencies and instrumentalities to address issues in the credit markets and broader economy and in doing so, the U.S. government has spent, lent or committed $12.8 trillion to these programs

In December 2008, the Federal Reserve decreased the rate to the historically low range of 0.00% – 0.25%, where it remained at the end of December 2009.

Despite the massive government intervention, the housing market, a key factor underlying the credit and economic crises, remained largely under pressure throughout the period. However, there were positive signs. The U.S. government reached its goal of modifying the mortgage loans of 500,000 troubled homeowners ahead of schedule and the S&P/Case-Shiller 20-City Home Price Index increased every month from April through September when it plateaued. However, a record 2.8 million U.S. properties received foreclosure notices in 2009, up 21% from 2008 and up 120% from 2007, according to the RealtyTrac 2009 Year-End U.S. Foreclosure Market Report.

The increase in foreclosures was exacerbated by unemployment and the recession. While gross domestic product for the third quarter of 2009 grew at an annualized rate of 2.2% (largely due to government stimulus), it remained depressed at -2.6% for the 12 months ending September 2009. From December 2008 to December 2009, unemployment increased from 7% to 10%, its highest level in recent history. Total writedowns at banks from the start of the credit crisis (summer 2007) through end of 2009 have totaled $1.74 trillion.

In April 2009, the U.S. government announced the results of bank stress tests. The capital markets positively received these results, interpreting them to mean that the prospect of financial disaster had become more remote. Against a backdrop of extremely low interest rates and explicit government support, this news started the fixed income rally which

8	Market Summary

Russell Investment Company

lasted throughout the second half of the year. The Barclays Capital U.S. Aggregate Index (BarCap Agg), a broad measure of U.S. investment grade fixed income securities, returned 5.93% (outperforming equivalent-duration Treasuries by 7.46%) for the period, up significantly from its calendar 2008 return of 5.24% (when it underperformed Treasuries by 7.10%).

In sharp contrast to 2008, all major investment grade and non-investment grade sectors outperformed Treasuries in 2009, as investor anxiety decreased, the credit crisis abated and liquidity returned to the markets. Corporate credit was the most notable outperforming sector during the period, as investors saw confirmation of their beliefs that the high default rates implied by corporate bond prices were unrealistic. The investment grade corporate sector of the BarCap Agg returned 18.68% (outperforming Treasuries by 22.76%) and the Barclays Capital High Yield (corporate) Index returned 58.21% (outperforming Treasuries by 59.55%) for the year.

During most of the period, non-agency mortgage-backed securities continued to decline in price. However, the implementation of the Public-Private Investment Program reversed this trend, causing prime and Alt-A mortgage-backed securities to rally in the second half of the year.

Market Summary	9

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

2017 Retirement Distribution Fund - A Shares #‡
	Total Return
1 Year	15.02%
Inception*	(13.73	)%§

Russell 1000® Index **
	Total Return
1 Year	28.43%
Inception*	(10.48	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.93%
Inception*	5.58	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	31.78%
Inception*	(13.62	)%§

10	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — A Shares (“Fund”) primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2009?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2009, the 2017 Retirement Distribution Fund — A Shares gained 22.10%. This compared to the Russell 1000® Index, which gained 28.43%, the Barclays Capital U.S. Aggregate Bond Index which gained 5.93% and the MSCI EAFE® Index Net (USD) which gained 31.78% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund made its second annual target distribution in December 2009.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model.

From the beginning to the end of the period, the Fund’s Net Asset Value (NAV) increased from $6.34 per share to $7.04 per share. The NAV increased from a low of $5.87 on March 9, 2009. The ending NAV reflects payment of the second annual distribution. Near the end of the year, less optimistic capital markets forecasts were incorporated into the quantitative model; however, the increase in the Fund’s NAV allowed the model to take on more risk, so the Fund’s allocation to equity Underlying Funds increased from 19.19% at the beginning of the year to 41.52% on December 31, 2009. The Fund’s allocation to fixed income Underlying Funds decreased from 80.81% on December 31, 2008 to 58.48% on December 31, 2009.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Retirement Distribution Fund — A Shares	11

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

*	Commenced operations by issuing shares on January 2, 2008.

#	The performance shown has been adjusted to reflect deduction of the maximum sales charge of 5.75%.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	2017 Retirement Distribution Fund — A Shares

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2009	$1,000.00	$1,000.00
Ending Account Value
December 31, 2009	$1,133.40	$1,022.58
Expenses Paid During Period*	$2.80	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2017 Retirement Distribution Fund — A Shares	13

Russell Investment Company

2017 Retirement Distribution Fund — A Shares

Schedule of Investments — December 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 102.3%
Other Russell Investment Company Series Mutual Funds

Bonds - 59.8%
Russell Short Duration Bond Fund	9,652	182
Russell Strategic Bond Fund	53,333	546

		728

Domestic Equities - 27.5%
Russell Real Estate Securities Fund	1,189	36
Russell U.S. Core Equity Fund	5,483	134
Russell U.S. Quantitative Equity Fund	4,972	128
Russell U.S. Small & Mid Cap Fund	1,978	36

		334

International Equities - 15.0%
Russell Emerging Markets Fund	1,492	26
Russell Global Equity Fund	4,643	36
Russell International Developed Markets Fund	4,042	120

		182

Total Investments - 102.3% (identified cost $1,151)		1,244

Other Assets and Liabilities, Net - (2.3%)		(28)

Net Assets - 100.0%		1,216

See accompanying notes which are an integral part of the financial statements.

14	2017 Retirement Distribution Fund — A Shares

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Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

2017 Accelerated Distribution Fund - A Shares #‡
	Total Return
1 Year	6.67%
Inception*	(5.78	)%§

Russell 1000® Index **
	Total Return
1 Year	28.43%
Inception*	(10.48	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.93%
Inception*	5.58	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	31.78%
Inception*	(13.62	)%§

16	2017 Accelerated Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Accelerated Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception.

How did the Fund perform for the fiscal year ended December 31, 2009?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. These Funds are not intended for pre-retirement wealth accumulation. The investment strategy of these Funds is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2009, the 2017 Accelerated Distribution Fund — A Shares gained 13.13%. This compared to the Russell 1000® Index, which gained 28.43%, the Barclays Capital U.S. Aggregate Bond Index which gained 5.93% and the MSCI EAFE® Index Net (USD) which gained 31.78% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund made its second annual target distribution in December 2009.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model.

From the beginning to the end of the period, the Fund’s Net Asset Value (NAV) increased from $7.92 per share to $7.96 per share. The NAV recovered from a low of $7.65 on March 9, 2009. The ending NAV reflects payment of the second annual distribution. Due to this Fund’s higher target annual distribution and shorter term, the model recommended allocations to cash through an investment in the Russell Money Market Fund. The highest allocation to cash was on December 22, 2009 at 65.43%, while the allocation to equities went from 2.96% at the beginning of the year to 8.71% at year end. As both the equity and fixed income markets recovered from March 9 through to the end of 2009 and new, less optimistic capital markets assumptions were incorporated into the Fund’s quantitative investment model near the end of the fiscal year, the Fund’s ending allocations were: equities at 8.71%, fixed income at 64.79% and cash at 26.50%.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Accelerated Distribution Fund — A Shares	17

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

*	Commenced operations by issuing shares on January 2, 2008.

#	The performance shown has been adjusted to reflect deduction of the maximum sales charge of 5.75%.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

18	2017 Accelerated Distribution Fund — A Shares

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2009	$1,000.00	$1,000.00
Ending Account Value
December 31, 2009	$1,061.60	$1,022.58
Expenses Paid During Period*	$2.70	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2017 Accelerated Distribution Fund — A Shares	19

Russell Investment Company

2017 Accelerated Distribution Fund — A Shares

Schedule of Investments — December 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 102.6%
Other Russell Investment Company Series Mutual Funds

Bonds - 66.5%
Russell Short Duration Bond Fund	10,156	191
Russell Strategic Bond Fund	56,122	574

		765

Domestic Equities - 5.7%
Russell Real Estate Securities Fund	233	7
Russell U.S. Core Equity Fund	1,090	27
Russell U.S. Quantitative Equity Fund	984	25
Russell U.S. Small & Mid Cap Fund	394	7

		66

International Equities - 3.2%
Russell Emerging Markets Fund	298	6
Russell Global Equity Fund	933	7
Russell International Developed Markets Fund	812	24

		37

Short-Term Investments - 27.2%
Russell Money Market Fund	312,906	313

Total Investments - 102.6% (identified cost $1,144)		1,181

Other Assets and Liabilities, Net - (2.6%)		(30)

Net Assets - 100.0%		1,151

See accompanying notes which are an integral part of the financial statements.

20	2017 Accelerated Distribution Fund — A Shares

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Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

2027 Extended Distribution Fund - A Shares #‡
	Total Return
1 Year	13.49%
Inception*	(6.48	)%§

Russell 1000® Index **
	Total Return
1 Year	28.43%
Inception*	(10.48	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.93%
Inception*	5.58	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	31.78%
Inception*	(13.62	)%§

22	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2027 Extended Distribution Fund — A Shares (“Fund”) seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2009?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2009, the 2027 Extended Distribution Fund — A Shares gained 20.36%. This compared to the Russell 1000® Index, which gained 28.43%, the Barclays Capital U.S. Aggregate Bond Index which gained 5.93% and the MSCI EAFE® Index Net (USD) which gained 31.78% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund made its second annual target distribution in December 2009.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model.

From the beginning to the end of the period, the Fund’s Net Asset Value (NAV) increased from $7.76 per share to $8.74 per share. The NAV increased from a low of $7.36 on March 9, 2009. The ending NAV reflects payment of the second annual distribution. The Fund’s allocation to equity Underlying Funds decreased from 8.79% at the beginning of the year to 4.56% on December 31, 2009. The Fund’s allocation to fixed income Underlying Funds also decreased from 91.21% at the beginning of the year to 45.52% on December 31, 2009. A new allocation to the Russell Money Market Fund was made in late-December, so the Fund ended the period with 49.92% invested in cash. The Fund’s shift into cash derived from the incorporation of less optimistic capital markets assumptions into the quantitative model. Due to the longer term of this Fund and the correspondingly larger number of future distributions, the model shifted to a more conservative allocation in order to maintain a high probability of achieving its primary objective.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2027 Extended Distribution Fund — A Shares	23

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

*	Commenced operations by issuing shares on January 2, 2008.

#	The performance shown has been adjusted to reflect deduction of the maximum sales charge of 5.75%.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24	2027 Extended Distribution Fund — A Shares

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Shareholder Expense Example — December 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2009	$1,000.00	$1,000.00
Ending Account Value
December 31, 2009	$1,125.30	$1,022.58
Expenses Paid During Period*	$2.79	$2.65

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2027 Extended Distribution Fund — A Shares	25

Russell Investment Company

2027 Extended Distribution Fund — A Shares

Schedule of Investments — December 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 68.9%
Other Russell Investment Company Series Mutual Funds

Bonds - 31.4%
Russell Short Duration Bond Fund	6,034	114
Russell Strategic Bond Fund	33,561	343

		457

Domestic Equities - 1.9%
Russell Real Estate Securities Fund	94	3
Russell U.S. Core Equity Fund	477	12
Russell U.S. Quantitative Equity Fund	429	11
Russell U.S. Small & Mid Cap Fund	162	3

		29

International Equities - 1.2%
Russell Emerging Markets Fund	139	2
Russell Global Equity Fund	429	3
Russell International Developed Markets Fund	387	12

		17

Short-Term Investments - 34.4%
Russell Money Market Fund	500,972	501

Total Investments - 68.9% (identified cost $971)		1,004

Other Assets and Liabilities, Net - 31.1%		453

Net Assets - 100.0%		1,457

See accompanying notes which are an integral part of the financial statements.

26	2027 Extended Distribution Fund — A Shares

(This page intentionally left blank)

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

2017 Retirement Distribution Fund - S Shares ‡
	Total Return
1 Year	20.71%
Inception*	(11.77	)%§

Russell 1000® Index ***
	Total Return
1 Year	28.43%
Inception*	(10.48	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.93%
Inception*	5.58	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	31.78%
Inception*	(13.62	)%§

28	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval of the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Retirement Distribution Fund — S Shares (“Fund”) primarily seeks to provide a stated annual target distribution for 10 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2009?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2009, the 2017 Retirement Distribution Fund — S Shares gained 20.71%. This compared to the Russell 1000® Index, which gained 28.43%, the Barclays Capital U.S. Aggregate Bond Index which gained 5.93% and the MSCI EAFE® Index Net (USD) which gained 31.78% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund made its second annual target distribution in December 2009.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model.

From the beginning to the end of the period, the Fund’s Net Asset Value (NAV) increased from $6.51 per share to $7.15 per share. The NAV increased from a low of $6.04 on March 9, 2009. The ending NAV reflects payment of the second annual distribution. Near the end of the year, less optimistic capital markets forecasts were incorporated into the quantitative model; however, the increase in the Fund’s NAV allowed the model to take on more risk, so the Fund’s allocation to equity Underlying Funds increased from 17.22% at the beginning of the year to 36.49% on December 31, 2009. The Fund’s allocation to fixed income Underlying Funds decreased from 82.78% on December 31, 2008 to 63.51% on December 31, 2009.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Retirement Distribution Fund — S Shares	29

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

*	Commenced operations by issuing shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	2017 Retirement Distribution Fund — S Shares

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2009	$1,000.00	$1,000.00
Ending Account Value
December 31, 2009	$1,121.00	$1,023.84
Expenses Paid During Period*	$1.44	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2017 Retirement Distribution Fund — S Shares	31

Russell Investment Company

2017 Retirement Distribution Fund — S Shares

Schedule of Investments — December 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 97.8%
Other Russell Investment Company Series Mutual Funds

Bonds - 62.1%
Russell Short Duration Bond Fund	19,373	365
Russell Strategic Bond Fund	107,436	1,099

		1,464

Domestic Equities - 23.0%
Russell Real Estate Securities Fund	1,903	57
Russell U.S. Core Equity Fund	8,931	218
Russell U.S. Quantitative Equity Fund	8,093	209
Russell U.S. Small & Mid Cap Fund	3,194	58

		542

International Equities - 12.7%
Russell Emerging Markets Fund	2,436	43
Russell Global Equity Fund	7,599	59
Russell International Developed Markets Fund	6,621	197

		299

Total Investments - 97.8% (identified cost $2,139)		2,305

Other Assets and Liabilities, Net - 2.2%		52

Net Assets - 100.0%		2,357

See accompanying notes which are an integral part of the financial statements.

32	2017 Retirement Distribution Fund — S Shares

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Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

2017 Accelerated Distribution Fund - S Shares ‡
	Total Return
1 Year	18.78%
Inception*	(0.21	)%§

Russell 1000® Index **
	Total Return
1 Year	28.43%
Inception*	(10.48	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.93%
Inception*	5.58	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	31.78%
Inception*	(13.62	)%§

34	2017 Accelerated Distribution Fund — S Shares

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2017 Accelerated Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 10 years from its inception.

How did the Fund perform for the fiscal year ended December 31, 2009?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. These Funds are not intended for pre-retirement wealth accumulation. The investment strategy of these Funds is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2009, the 2017 Accelerated Distribution Fund — S Shares gained 18.78%. This compared to the Russell 1000® Index, which gained 28.43%, the Barclays Capital U.S. Aggregate Bond Index which gained 5.93% and the MSCI EAFE® Index Net (USD) which gained 31.78% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund made its second annual target distribution in December 2009.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model.

From the beginning to the end of the period, the Fund’s Net Asset Value (NAV) increased from $7.88 per share to $8.35 per share. The NAV recovered from a low of $7.56 on March 9, 2009. The ending NAV reflects payment of the second annual distribution. Due to this Fund’s higher target annual distribution, advisory fees, and shorter term, the model recommended allocations to cash through an investment in the Russell Money Market Fund. The highest allocation to cash was on December 23, 2009 at 37.21%, while the allocation to equities went from 4.09% at the beginning of the year to 7.51% at year end. As both the equity and fixed income markets recovered from March 9 through to the end of 2009 and new, less optimistic capital markets assumptions were incorporated into the Fund’s quantitative investment model towards the end of the fiscal year, the Fund’s ending allocations were: equities at 7.51%, fixed income at 55.37% and cash at 37.12%.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2017 Accelerated Distribution Fund — S Shares	35

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

*	Commenced operations by issuing shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36	2017 Accelerated Distribution Fund — S Shares

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2009	$1,000.00	$1,000.00
Ending Account Value
December 31, 2009	$1,107.70	$1,023.84
Expenses Paid During Period*	$1.43	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2017 Accelerated Distribution Fund — S Shares	37

Russell Investment Company

2017 Accelerated Distribution Fund — S Shares

Schedule of Investments — December 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 103.2%
Other Russell Investment Company Series Mutual Funds

Bonds - 57.1%
Russell Short Duration Bond Fund	8,505	160
Russell Strategic Bond Fund	47,281	484

		644

Domestic Equities - 5.0%
Russell Real Estate Securities Fund	201	6
Russell U.S. Core Equity Fund	921	22
Russell U.S. Quantitative Equity Fund	838	22
Russell U.S. Small & Mid Cap Fund	334	6

		56

International Equities - 2.8%
Russell Emerging Markets Fund	256	5
Russell Global Equity Fund	792	6
Russell International Developed Markets Fund	685	20

		31

Short-Term Investments - 38.3%
Russell Money Market Fund	431,544	432

Total Investments - 103.2% (identified cost $1,113)		1,163

Other Assets and Liabilities, Net - (3.2%)		(36)

Net Assets - 100.0%		1,127

See accompanying notes which are an integral part of the financial statements.

38	2017 Accelerated Distribution Fund — S Shares

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Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

2027 Extended Distribution Fund - S Shares ‡
	Total Return
1 Year	20.64%
Inception*	(0.59	)%§

Russell 1000® Index **
	Total Return
1 Year	28.43%
Inception*	(10.48	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.93%
Inception*	5.58	%§

MSCI EAFE® Index Net (USD) ****
	Total Return
1 Year	31.78%
Inception*	(13.62	)%§

40	2027 Extended Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2027 Extended Distribution Fund — S Shares (“Fund”) seeks to provide a stated annual target distribution for 20 years from its inception. As a secondary objective, the Fund seeks preservation of a portion of the capital initially invested.

How did the Fund perform for the fiscal year ended December 31, 2009?

The Fund is intended to provide for distribution or “decumulation” of assets during retirement. The Fund is not intended for pre-retirement wealth accumulation. The investment strategy of the Fund is fundamentally different than standard accumulation-oriented mutual funds.

For the fiscal year ended December 31, 2009, the 2027 Extended Distribution Fund — S Shares gained 20.64%. This compared to the Russell 1000® Index, which gained 28.43%, the Barclays Capital U.S. Aggregate Bond Index which gained 5.93% and the MSCI EAFE® Index Net (USD) which gained 31.78% during the same period.

The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the period. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are shown above. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance. The Fund made its second annual target distribution in December 2009.

How did the market conditions described in the Market Summary report and the investment strategies and techniques employed by the Fund affect the Fund?

The dynamic asset allocation strategy used by the Fund to allocate its assets among the Underlying Funds is determined pursuant to a quantitative investment model.

From the beginning to the end of the period, the Fund’s Net Asset Value (NAV) increased from $8.27 per share to $9.37 per share. The NAV increased from a low of $7.86 on March 9, 2009. The ending NAV reflects payment of the second annual distribution. The Fund’s allocation to equity Underlying Funds decreased from 7.59% at the beginning of the year to 4.09% on December 31, 2009. The Fund’s allocation to fixed income Underlying Funds also decreased from 92.41% at the beginning of the year to 42.15% on December 31, 2009. A new allocation to the Russell Money Market Fund was made in late-December, so the Fund ended the period with 53.76% invested in cash. The Fund’s shift into cash derived from the incorporation of less optimistic capital markets assumptions into the quantitative model. Due to the longer term of this Fund, the advisory fees and the correspondingly larger number of future distributions, the model shifted to a more conservative allocation in order to maintain a high probability of achieving its primary objective.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

2027 Extended Distribution Fund — S Shares	41

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Portfolio Management Discussion and Analysis — December 31, 2009 (Unaudited)

*	Commenced operations by issuing shares on January 2, 2008.

‡	The Fund employs a dynamic asset allocation strategy and its allocation to the Underlying Funds varied over the course of the year. At any given time, the Fund could have 100% of its assets allocated to equity Underlying Funds or 100% of its assets allocated to fixed income Underlying Funds. Therefore, no single index provides an appropriate basis for comparison. For reference purposes, the three indexes representing the largest possible asset classes to which the Fund may be exposed are presented. The success of the Fund in meeting its primary investment objective is measured by whether or not it makes its annual target distribution, not its benchmark relative performance.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	2027 Extended Distribution Fund — S Shares

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Shareholder Expense Example — December 31, 2009 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2009	$1,000.00	$1,000.00
Ending Account Value
December 31, 2009	$1,123.50	$1,023.84
Expenses Paid During Period*	$1.45	$1.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.27% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

2027 Extended Distribution Fund — S Shares	43

Russell Investment Company

2027 Extended Distribution Fund — S Shares

Schedule of Investments — December 31, 2009

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 101.7%
Other Russell Investment Company Series Mutual Funds

Bonds - 42.9%
Russell Short Duration Bond Fund	8,480	159
Russell Strategic Bond Fund	47,177	483

		642

Domestic Equities - 2.6%
Russell Real Estate Securities Fund	123	4
Russell U.S. Core Equity Fund	652	16
Russell U.S. Quantitative Equity Fund	583	15
Russell U.S. Small & Mid Cap Fund	224	4

		39

International Equities - 1.6%
Russell Emerging Markets Fund	192	3
Russell Global Equity Fund	576	5
Russell International Developed Markets Fund	529	16

		24

Short-Term Investments - 54.6%
Russell Money Market Fund	819,243	819

Total Investments - 101.7% (identified cost $1,464)		1,524

Other Assets and Liabilities, Net - (1.7%)		(25)

Net Assets - 100.0%		1,499

See accompanying notes which are an integral part of the financial statements.

44	2027 Extended Distribution Fund — S Shares

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Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Assets and Liabilities — December 31, 2009

Amounts in thousands	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares

Assets
Investments, at identified cost	$1,151	$1,144	$971	$2,139
Investments, at market	1,244	1,181	1,004	2,305
Receivables:
Fund shares sold	—	—	484	85
Prepaid expenses	2	3	3	2

Total assets	1,246	1,184	1,491	2,392

Liabilities
Payables:
Accrued fees to affiliates	3	7	7	6
Other accrued expenses	27	26	27	29

Total liabilities	30	33	34	35

Net Assets	$1,216	$1,151	$1,457	$2,357

Net Assets Consist of:
Accumulated net realized gain (loss)	$(225)	(113)	$(131)	$(122)
Unrealized appreciation (depreciation) on investments	93	37	33	166
Shares of beneficial interest	2	1	2	3
Additional paid-in capital	1,346	1,226	1,553	2,310

Net Assets	$1,216	$1,151	$1,457	$2,357

Net Asset Value, offering and redemption price per share:
Net asset value per share*	$7.04	$7.96	$8.74	$7.15

Maximum offering price per share (Net asset value plus sales charge of 5.75%)	$7.47	$8.45	$9.27	$—
Net assets	$1,216,002	$1,150,512	$1,457,062	$2,357,224
Shares outstanding ($.01 par value)	172,850	144,467	166,663	329,819
* Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

46	Statements of Assets and Liabilities

2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

$1,113	$1,464
1,163	1,524

—	13
2	2

1,165	1,539

11	14
27	26

38	40

$1,127	$1,499

$(97)	$(78)
50	60
1	2
1,173	1,515

$1,127	$1,499

$8.35	$9.37

$—	$—
$1,126,710	$1,498,839
134,932	159,928

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	47

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Operations — For the Period Ended December 31, 2009

Amounts in thousands	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares

Investment Income
Income distributions from Underlying Funds	$50	$42	$49	$87

Expenses
Advisory fees	2	2	2	4
Administrative fees	—	1	—	1
Custodian fees	9	9	9	9
Transfer agent fees	2	2	2	3
Distributions fees	2	3	2	—
Professional fees	32	34	32	35
Registration fees	19	19	17	19
Printing fees	11	12	11	16
Miscellaneous	4	4	4	4

Expenses before reductions	81	86	79	91
Expense reductions	(76)	(80)	(74)	(86)

Net expenses	5	6	5	5

Net investment income (loss)	45	36	44	82

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	6	(19)	13	75
Net change in unrealized appreciation (depreciation) on investments	158	109	119	180

Net realized and unrealized gain (loss)	164	90	132	255

Net Increase (Decrease) in Net Assets from Operations	$209	$126	$176	$337

See accompanying notes which are an integral part of the financial statements.

48	Statements of Operations

2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

$57	$74

2	3
1	1
9	9
2	2
—	—
34	36
17	17
12	16
4	4

81	88
(78)	(84)

3	4

54	70

(17)	18
147	177

130	195

$184	$265

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	49

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Changes in Net Assets — For the Periods Ended

	2017 Retirement Distribution Fund - A Shares
Amounts in thousands	December 31, 2009	December 31, 2008**	October 31, 2008*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$45	$8	$5
Net realized gain (loss)	6	(24)	(209)
Net change in unrealized appreciation (depreciation)	158	13	(78)

Net increase (decrease) in net assets from operations	209	(3)	(282)

Distributions
From net investment income	(45)	(13)	—
From return of capital	(71)	(63)	—

Net decrease in net assets from distributions	(116)	(76)	—

Share Transactions
Net increase (decrease) in net assets from share transactions	440	27	1,017

Total Net Increase (Decrease) in Net Assets	533	(52)	735

Net Assets
Beginning of period	683	735	—

End of period	$1,216	$683	$735

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$5

*	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
**	For the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

50	Statements of Changes in Net Assets

2017 Accelerated Distribution Fund - A Shares			2027 Extended Distribution Fund - A Shares
December 31, 2009	December 31, 2008**	October 31, 2008*	December 31, 2009	December 31, 2008**	October 31, 2008*

$36	$13	$22	$44	$10	$22
(19)	(8)	(86)	13	(4)	(141)
109	7	(79)	119	(5)	(81)

126	12	(143)	176	1	(200)

(36)	(35)	—	(44)	(32)	—
(108)	(92)	—	(23)	(34)	—

(144)	(127)	—	(67)	(66)	—

153	(14)	1,288	487	2	1,124

135	(129)	1,145	596	(63)	924

1,016	1,145	—	861	924	—

$1,151	$1,016	$1,145	$1,457	$861	$924

$—	$—	$22	$—	$—	$22

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	51

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Statements of Changes in Net Assets, continued — For the Periods Ended

	2017 Retirement Distribution Fund - S Shares
Amounts in thousands	December 31, 2009	December 31, 2008**	October 31, 2008*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$82	$12	$3
Net realized gain (loss)	75	(5)	(192)
Net change in unrealized appreciation (depreciation)	180	—	(14)

Net increase (decrease) in net assets from operations	337	7	(203)

Distributions
From net investment income	(82)	(15)	—
From return of capital	(143)	(97)	—

Net decrease in net assets from distributions	(225)	(112)	—

Share Transactions
Net increase (decrease) in net assets from share transactions	1,202	221	1,130

Total Net Increase (Decrease) in Net Assets	1,314	116	927

Net Assets
Beginning of period	1,043	927	—

End of period	$2,357	$1,043	$927

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$3

*	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
**	For the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

52	Statements of Changes in Net Assets

2017 Accelerated Distribution Fund - S Shares			2027 Extended Distribution Fund - S Shares
December 31, 2009	December 31, 2008**	October 31, 2008*	December 31, 2009	December 31, 2008**	October 31, 2008*

$54	$13	$30	$70	$17	$31
(17)	(19)	(61)	18	(7)	(90)
147	15	(112)	177	(3)	(114)

184	9	(143)	265	7	(173)

(54)	(45)	—	(70)	(47)	—
(82)	(75)	—	(26)	(49)	—

(136)	(120)	—	(96)	(96)	—

115	19	1,199	1	103	1,488

163	(92)	1,056	170	14	1,315

964	1,056	—	1,329	1,315	—

$1,127	$964	$1,056	$1,499	$1,329	$1,315

$—	$—	$29	$—	$—	$31

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	53

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss)		Total Income (Loss) from Operations		Distributions from Net Investment Income	Distributions from Net Realized Gain	$ Return of Capital
2017 Retirement Distribution Fund - A Shares
December 31, 2009	6.34		.31	1.09		1.40		(.27)	—	(.43)
December 31, 2008(2)	7.08		.08	(.12)		(.04)		(.12)	—	(.58)
October 31, 2008(1)	10.90	*	.17	(3.99	)*	(3.82	)*	—	—	—
2017 Accelerated Distribution Fund - A Shares
December 31, 2009	7.92		.28	.76		1.04		(.25)	—	(.75)
December 31, 2008(2)	8.82		.11	(.01)		.10		(.28)	—	(.72)
October 31, 2008(1)	10.72	*	.57	(2.47	)*	(1.90	)*	—	—	—
2027 Extended Distribution Fund - A Shares
December 31, 2009	7.76		.39	1.19		1.58		(.40)	—	(.20)
December 31, 2008(2)	8.34		.10	(.08)		.02		(.29)	—	(.31)
October 31, 2008(1)	10.85	*	.49	(3.00	)*	(2.51	)*	—	—	—
2017 Retirement Distribution Fund - S Shares
December 31, 2009	6.51		.34	1.01		1.35		(.26)	—	(.45)
December 31, 2008(2)	7.24		.08	(.11)		(.03)		(.09)	—	(.61)
October 31, 2008(1)	11.19	*	.12	(4.07	)*	(3.95	)*	—	—	—
2017 Accelerated Distribution Fund - S Shares
December 31, 2009	7.88		.42	1.06		1.48		(.40)	—	(.61)
December 31, 2008(2)	8.80		.11	(.03)		.08		(.35)	—	(.65)
October 31, 2008(1)	10.60	*	.58	(2.38	)*	(1.80	)*	—	—	—
2027 Extended Distribution Fund - S Shares
December 31, 2009	8.27		.45	1.26		1.71		(.45)	—	(.16)
December 31, 2008(2)	8.81		.10	(.04)		.06		(.29)	—	(.31)
October 31, 2008(1)	10.84	*	.56	(2.59	)*	(2.03	)*	—	—	—

See accompanying notes which are an integral part of the financial statements.

54	Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return (%)(c)(e)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets, Net(d)(f)(g)	Ratio of Expenses to Average Net Assets, Gross(d)(f)	Ratio of Net Investment Income to Average Net Assets(c)(g)	Portfolio Turnover Rate(c)

(.70)	7.04	22.10	1,216.54		8.01	4.41	86
(.70)	6.34	(.42)	683.47		26.38	1.09	6
—	7.08	(35.05)	735.29		15.46	1.85	188

(1.00)	7.96	13.13	1,151.54		7.98	3.31	258
(1.00)	7.92	1.22	1,016.50		17.06	1.23	41
—	8.82	(17.76)	1,145.30		13.26	5.99	192

(.60)	8.74	20.36	1,457.54		8.42	4.70	102
(.60)	7.76	.19	861.49		26.65	1.16	2
—	8.34	(23.05)	924.29		9.72	5.14	114

(.71)	7.15	20.71	2,357.30		5.31	4.77	101
(.70)	6.51	(.42)	1,043.19		25.68	1.18	12
—	7.24	(35.23)	927.05		14.96	1.34	217

(1.01)	8.35	18.78	1,127.28		7.36	4.92	128
(1.00)	7.88	.90	964.26		26.80	1.28	4
—	8.80	(16.91)	1,056.04		7.93	5.98	67

(.61)	9.37	20.64	1,499.29		6.19	4.96	112
(.60)	8.27	.75	1,329.25		21.22	1.21	9
—	8.81	(18.69)	1,315.04		7.05	5.78	328

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	55

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Highlights — December 31, 2009

(1)	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period November 1, 2008 to December 31, 2008.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Total return for Class A does not reflect a front end sales charge.
(f)	The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(g)	May reflect amounts waived and/or reimbursed by RIMCo and/or RFSC.
*	The Funds effected a reverse share split on March 27, 2008. This reverse share split was not reflected retroactively to the beginning of the period ended October 31, 2008 in the Funds’ financial statements for the periods ended October 31, 2008 and December 31, 2008. Net Asset Value, Beginning of Period, Net Realized and Unrealized Gain (Loss) and Total Income (Loss) from Operations for the period ended October 31, 2008 have been restated to retroactively reflect the reverse share split.

See accompanying notes which are an integral part of the financial statements.

56	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements — December 31, 2009

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 37 different investment portfolios referred to as Funds. These financial statements report on six of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a second Amended and Restated Master Trust Agreement dated October 1, 2008. The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

The Funds seek to achieve their objective by investing in several other RIC Funds (the “Underlying Funds”) using a dynamic asset allocation investment strategy. The Underlying Funds currently include the Russell Short Duration Bond, Russell Strategic Bond, Russell Real Estate Securities, Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Small & Mid Cap, Russell Emerging Markets, Russell Global Equity, Russell International Developed Markets and Russell Money Market Funds. The Underlying Funds are designed to provide the foundation for a diversified portfolio. Each major asset class (U.S. equity, non-U.S. equity, fixed income, real estate and cash) is represented by one or more Underlying Funds. The Underlying Funds to which the Funds allocate their assets and the percentage allocations will change over time and a Fund may not always invest in all the Underlying Funds. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund. Generally, Underlying Fund portfolio securities are valued at the close of the principal exchange on which they are traded.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices (unadjusted) in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The levels associated with valuing the Funds’ investments for the period ended December 31, 2009 were level one for all Funds.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Notes to Financial Statements	57

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2009, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal year ending December 31, 2008, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended December 31, 2009, purchases and sales of the Underlying Funds (excluding investments held for short-term purposes) were as follows:

Funds	Purchases	Sales

2017 Retirement Distribution Fund - A Shares	1,290,984	867,131
2017 Accelerated Distribution Fund - A Shares	2,843,724	2,747,486
2027 Extended Distribution Fund - A Shares	997,986	967,517
2017 Retirement Distribution Fund - S Shares	2,694,923	1,673,932
2017 Accelerated Distribution Fund - S Shares	1,510,598	1,422,861
2027 Extended Distribution Fund - S Shares	1,612,580	1,589,677

58	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

Russell Investment Management Company (“RIMCo”) advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly totaling $14,510 and $3,628 respectively, for the period ended December 31, 2009.

Waivers and Reimbursements

Through February 28, 2009, the 2017 Retirement Distribution Fund-A Shares annual direct and indirect operating expenses were capped at the greater of (a) 1.33% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

Through February 28, 2009, the 2017 Accelerated Distribution Fund-A Shares annual direct and indirect operating expenses were capped at the greater of (a) 1.24% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

Through February 28, 2009, the 2027 Extended Distribution Fund-A Shares annual direct and indirect operating expenses were capped at the greater of (a) 1.28% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” plus 0.25% on an annual basis.

Through February 28, 2009, the 2017 Retirement Distribution Fund-S Shares annual direct and indirect operating expenses were capped at the greater of (a) 1.15% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

Through February 28, 2009, the 2017 Accelerated Distribution Fund-S Shares annual direct and indirect operating expenses were capped at the greater of (a) 0.96% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

Through February 28, 2009, the 2027 Extended Distribution Fund-S Shares annual direct and indirect operating expenses were capped at the greater of (a) 1.00% of the Fund’s average daily net assets on an annual basis or (b) an amount equal to the then current “Acquired Funds Fees and Expenses” on an annual basis.

Effective March 1, 2009, for the 2017 Retirement Distribution Fund-A Shares, 2017 Accelerated Distribution Fund-A Shares and 2027 Extended Distribution Fund-A Shares, RIMCo has contractually agreed, until April 29, 2010, to waive up to the full amount of each Funds 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.52% of the average daily net assets of the Fund on an annual basis.

Effective March 1, 2009, for the 2017 Retirement Distribution Fund-S Shares, 2017 Accelerated Distribution Fund-S Shares and 2027 Extended Distribution Fund-S Shares, RIMCo has contractually agreed, until April 29, 2010, to waive up to the full amount of each Funds 0.20% advisory fee and then to reimburse each Fund for other direct expenses to the extent that direct expenses exceed 0.27% of the average daily net assets of the Fund on an annual basis.

These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion.

Direct operating expenses do not include extraordinary expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds.

For the period ended December 31, 2009, the fees waived and reimbursed by RIMCo amounted to:

	Waiver	Reimbursement	Total

2017 Retirement Distribution Fund - A Shares	$2,020	$73,498	$75,518
2017 Accelerated Distribution Fund - A Shares	2,153	77,962	80,115
2027 Extended Distribution Fund - A Shares	1,872	71,864	73,736
2017 Retirement Distribution Fund - S Shares	3,420	82,376	85,796
2017 Accelerated Distribution Fund - S Shares	2,210	75,970	78,180
2027 Extended Distribution Fund - S Shares	2,836	80,868	83,704

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Notes to Financial Statements	59

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

Transfer and Dividend Disbursing Agent

RFSC serves as the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended December 31, 2009 were $13,049.

Distributor

Russell Financial Services, Inc. (the “Distributor’), a wholly-owned subsidiary of RIMCo, is the distributor for RIC, pursuant to the Distribution Agreement with the Investment Company.

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A Shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A Shares of the Funds may not exceed 7.25% of total gross sales, subject to certain exclusions. No reimbursements were required as the charges did not exceed 7.25% of total gross sales.

For the period ended December 31, 2009, the sales commissions paid to the selling agents for the sale of Class A Shares are as follows:

Funds	Aggregate Front-End Sales Charges	Front-End Sales Charges Retained by Distributor

2017 Retirement Distribution Fund - A Shares	$17,519	$3,040
2017 Accelerated Distribution Fund - A Shares	14,040	2,358
2027 Extended Distribution Fund - A Shares	182	23

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2009 were as follows:

	2017 Retirement Distribution Fund - A Shares	2017 Accelerated Distribution Fund - A Shares	2027 Extended Distribution Fund - A Shares	2017 Retirement Distribution Fund - S Shares	2017 Accelerated Distribution Fund - S Shares	2027 Extended Distribution Fund - S Shares

Advisory fees	$219	$201	$174	$415	$201	$261
Administration fees	54	53	44	104	52	66
Distribution fees	265	260	218	—	—	—
Transfer agent fees	193	196	157	382	186	237
Trustee fees	2	2	2	3	3	3
Payable to advisor	1,969	6,058	5,944	4,994	10,440	13,569

	2,702	$6,770	$6,539	$5,898	$10,882	$14,136

Board of Trustees

Through December 31, 2009, the Russell Fund Complex consists of RIC, which has 37 Funds, and Russell Investment Funds (“RIF”), which has nine Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending quarterly and special meetings and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Effective January 1, 2010, The Russell Fund Complex consists of RIC, which has 37 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $72,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person.

60	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

Each Trustee receives a $1,000 fee for attending the quarterly and special meetings (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $72,000.

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended December 31, 2009, with Underlying Funds which are, or were, an affiliated company are as follows:

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

2017 Retirement Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$133,677	$115,836	$36,670	$(7,047)	$569
Russell U.S. Quantitative Equity Fund	128,317	111,801	33,213	(6,200)	772
Russell U.S. Small & Mid Cap Fund	35,868	31,633	11,446	(2,299)	119
Russell International Developed Markets Fund	120,254	103,103	31,355	(5,394)	2,156
Russell Global Equity Fund	36,120	30,468	10,028	(2,176)	267
Russell Emerging Markets Fund	26,443	20,916	9,442	(2,261)	372
Russell Strategic Bond Fund	545,594	571,170	624,157	31,411	42,385
Russell Short Duration Bond Fund	181,650	272,044	91,834	711	2,849
Russell Real Estate Securities Fund	35,710	34,013	12,578	(337)	597

	$1,243,633	$1,290,984	$860,723	$6,408	$50,086

2017 Accelerated Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$26,571	$37,586	$22,930	$(1,012)	$118
Russell U.S. Quantitative Equity Fund	25,407	35,987	21,482	(915)	157
Russell U.S. Small & Mid Cap Fund	7,151	10,094	6,329	(248)	17
Russell International Developed Markets Fund	24,148	33,861	18,431	724	311
Russell Global Equity Fund	7,259	10,011	5,511	615	39
Russell Emerging Markets Fund	5,281	7,068	3,846	636	54
Russell Strategic Bond Fund	574,129	1,043,131	1,528,856	(18,620)	39,362
Russell Short Duration Bond Fund	191,138	213,040	22,532	163	1,170
Russell Real Estate Securities Fund	6,996	10,389	6,593	(20)	119
Russell Money Market Fund	312,906	1,442,557	1,129,653	—	191

	$1,180,986	$2,843,724	$2,766,163	$(18,677)	$41,538

2027 Extended Distribution Fund - A Shares
Russell U.S. Core Equity Fund	$11,622	$27,340	$40,958	$3,771	$347
Russell U.S. Quantitative Equity Fund	11,066	26,234	38,052	3,496	459
Russell U.S. Small & Mid Cap Fund	2,938	7,462	11,312	1,384	59
Russell International Developed Markets Fund	11,510	24,865	33,510	5,212	1,081
Russell Global Equity Fund	3,338	7,358	10,795	1,273	134
Russell Emerging Markets Fund	2,457	4,749	7,948	1,384	187
Russell Strategic Bond Fund	343,327	155,261	676,178	(5,898)	43,888
Russell Short Duration Bond Fund	113,566	234,082	121,480	1,033	2,555
Russell Real Estate Securities Fund	2,830	8,445	12,966	1,445	327
Russell Money Market Fund	500,972	502,190	1,218	—	—

	$1,003,626	$997,986	$954,417	$13,100	$49,037

2017 Retirement Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$217,746	$208,727	$54,047	$2,724	$671
Russell U.S. Quantitative Equity Fund	208,870	201,721	51,262	2,128	918
Russell U.S. Small & Mid Cap Fund	57,912	56,235	15,843	1,105	121
Russell International Developed Markets Fund	196,960	190,519	48,647	4,282	2,194
Russell Global Equity Fund	59,123	56,650	15,027	1,288	272
Russell Emerging Markets Fund	43,165	39,624	11,824	1,820	388
Russell Strategic Bond Fund	1,099,065	1,316,324	1,176,171	60,796	74,986
Russell Short Duration Bond Fund	364,601	566,911	205,409	1,568	6,217
Russell Real Estate Securities Fund	57,174	58,212	20,491	(500)	785

	$2,304,616	$2,694,923	$1,598,721	$75,211	$86,552

Notes to Financial Statements	61

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions

2017 Accelerated Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$22,457	$30,360	$23,319	$515	$216
Russell U.S. Quantitative Equity Fund	21,639	28,863	21,238	442	288
Russell U.S. Small & Mid Cap Fund	6,056	8,156	6,397	182	41
Russell International Developed Markets Fund	20,368	28,158	20,358	950	772
Russell Global Equity Fund	6,160	8,194	6,211	246	94
Russell Emerging Markets Fund	4,535	5,603	4,618	451	132
Russell Strategic Bond Fund	483,686	471,780	1,019,907	(20,564)	52,932
Russell Short Duration Bond Fund	160,058	292,586	133,887	490	2,744
Russell Real Estate Securities Fund	6,049	8,553	7,455	(46)	212
Russell Money Market Fund	431,544	628,345	196,805	—	17

	$1,162,552	$1,510,598	$1,440,195	$(17,334)	$57,448

2027 Extended Distribution Fund - S Shares
Russell U.S. Core Equity Fund	$15,893	$41,438	$59,304	$5,381	$470
Russell U.S. Quantitative Equity Fund	15,041	39,535	55,701	4,738	627
Russell U.S. Small & Mid Cap Fund	4,055	10,867	16,405	1,640	77
Russell International Developed Markets Fund	15,746	35,941	50,264	5,524	1,412
Russell Global Equity Fund	4,479	10,657	15,724	1,795	175
Russell Emerging Markets Fund	3,403	6,411	11,001	2,240	246
Russell Strategic Bond Fund	482,616	276,728	1,142,614	(6,094)	67,009
Russell Short Duration Bond Fund	159,601	357,566	199,321	1,659	3,932
Russell Real Estate Securities Fund	3,700	12,879	19,976	1,169	474
Russell Money Market Fund	819,244	820,558	1,315	—	—

	$1,523,778	$1,612,580	$1,571,625	$18,052	$74,422

5.	Federal Income Taxes

At December 31, 2009, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

	12/31/2015	12/31/2016	12/31/2017	Totals

2017 Retirement Distribution Fund - A Shares	$169,532	$—	$—	$169,532
2017 Accelerated Distribution Fund - A Shares	23,011	—	75,125	98,136
2027 Extended Distribution Fund - A Shares	62,040	—	42,978	105,018
2017 Retirement Distribution Fund - S Shares	11,160	—	43,193	54,353
2017 Accelerated Distribution Fund - S Shares	45,761	—	41,864	87,625
2027 Extended Distribution Fund - S Shares	42,493	—	31,965	74,458

At December 31, 2009, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	2017 Retirement Distribution - A Shares	2017 Accelerated Distribution - A Shares	2027 Extended Distribution - A Shares

Cost of Investments	$1,207,319	$1,158,895	$991,340

Unrealized Appreciation	$36,814	$22,091	$12,287
Unrealized Depreciation	—	—	—

Net Unrealized Appreciation (Depreciation)	$36,814	$22,091	$12,287

Undistributed Ordinary Income	$—	$—	$—
Undistributed Long-Term Capital Gains	$—	$—	$—
(Capital Loss Carryforward)	$(169,532)	$(98,136)	$(105,018)
Tax Composition of Distributions:
Ordinary Income	$44,631	$35,685	$44,007
Tax Return of Capital	$66,481	$108,782	$22,765
Distribution in Excess	$5,141	$—	$—

Post October Loss Deferrals	$—	$—	$5,746

62	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

	2017 Retirement Distribution - S Shares	2017 Accelerated Distribution - S Shares	2027 Extended Distribution - S Shares

Cost of Investments	$2,206,507	$1,116,374	$1,468,040

Unrealized Appreciation	$98,109	$46,678	$55,740
Unrealized Depreciation	—	—	—

Net Unrealized Appreciation (Depreciation)	$98,109	$46,678	$55,740

Undistributed Ordinary Income	$—	$—	$—
Undistributed Long-Term Capital Gains	$—	$—	$—
(Capital Loss Carryforward)	$(54,353)	$(87,625)	$(74,458)
Tax Composition of Distributions:
Ordinary Income	$81,508	$54,352	$70,367
Tax Return of Capital	$143,300	$81,907	$25,737
Distribution in Excess	$—	$—	$—

Post October Loss Deferrals	$—	$6,607	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2009, December 31, 2008 and October 31, 2008 were as follows:

	Shares			Dollars
	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*

2017 Retirement Distribution Fund - A Shares
Proceeds from shares sold	77	5	104	$516	$37	$1,017
Proceeds from reinvestment of distributions	1	—	—	3	—	—
Payments for shares redeemed	(13)	(1)	—	(79)	(10)	—

Total net increase (decrease)	65	4	104	$440	$27	$1,017

	Shares			Dollars
	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*

2017 Accelerated Distribution Fund - A Shares
Proceeds from shares sold	47	1	130	$417	$11	$1,288
Proceeds from reinvestment of distributions	—	—	—	1	—	—
Payments for shares redeemed	(31)	(3)	—	(265)	(25)	—

Total net increase (decrease)	16	(2)	130	$153	$(14)	$1,288

	Shares			Dollars
	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*

2027 Extended Distribution Fund - A Shares
Proceeds from shares sold	56	—	111	$487	$2	$1,124
Proceeds from reinvestment of distributions	—	—	—	—	—	—
Payments for shares redeemed	—	—	—	—	—	—

Total net increase (decrease)	56	—	111	$487	$2	$1,124

Notes to Financial Statements	63

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares			Dollars
	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*

2017 Retirement Distribution Fund - S Shares
Proceeds from shares sold	185	32	128	$1,308	$221	$1,130
Proceeds from reinvestment of distributions	—	—	—	—	—	—
Payments for shares redeemed	(15)	—	—	(106)	—	—

Total net increase (decrease)	170	32	128	$1,202	$221	$1,130

	Shares			Dollars
	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*

2017 Accelerated Distribution Fund - S Shares
Proceeds from shares sold	29	2	120	$245	$19	$1,199
Proceeds from reinvestment of distributions	—	—	—	—	—	—
Payments for shares redeemed	(16)	—	—	(130)	—	—

Total net increase (decrease)	13	2	120	$115	$19	$1,199

	Shares			Dollars
	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*	Period Ended December 31, 2009	Period Ended December 31, 2008**	Period Ended October 31, 2008*

2027 Extended Distribution Fund - S Shares
Proceeds from shares sold	15	11	149	$133	$103	$1,488
Proceeds from reinvestment of distributions	—	—	—	—	—	—
Payments for shares redeemed	(16)	—	—	(132)	—	—

Total net increase (decrease)	(1)	11	149	$1	$103	$1,488

*	For the period January 2, 2008 (commencement of operations) to October 31, 2008.
**	For the period November 1, 2008 to December 31, 2008.

7.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the Russell Money Market Fund. The Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2009, the Funds presented herein did not borrow through the interfund lending program.

64	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Notes to Financial Statements, continued — December 31, 2009

8.	Record Ownership

As of December 31 2009, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%

2017 Retirement Distribution Fund - A Shares	1	10.4
2017 Accelerated Distribution Fund - A Shares	1	12.4
2027 Extended Distribution Fund - A Shares	3	89.6
2017 Retirement Distribution Fund - S Shares	1	10.1
2017 Accelerated Distribution Fund - S Shares	4	50.8
2027 Extended Distribution Fund - S Shares	2	54.7

9.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 16, 2010, the date the financial statements were available to be issued. During the review nothing was discovered which would require further disclosure within the financial statements.

Notes to Financial Statements	65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2017 Retirement Distribution Fund - A Shares, 2017 Accelerated Distribution Fund - A Shares, 2027 Extended Distribution Fund - A Shares, 2017 Retirement Distribution Fund - S Shares, 2017 Accelerated Distribution Fund - S Shares and 2027 Extended Distribution Fund - S Shares (six of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at December 31, 2009, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

February 15, 2010

66	Report of Independent Registered Public Accounting Firm

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Tax Information — December 31, 2009 (Unaudited)

For the tax year ended December 31, 2009, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended December 31, 2009, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

2017 Retirement Distribution Fund - A Shares	3.5%
2017 Accelerated Distribution Fund - A Shares	0.9%
2027 Extended Distribution Fund - A Shares	2.1%
2017 Retirement Distribution Fund - S Shares	2.2%
2017 Accelerated Distribution Fund - S Shares	1.1%
2027 Extended Distribution Fund - S Shares	1.8%

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information	67

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held on April 21, 2009. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 20, 2009, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present. At the April 21 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds except the Russell Money Market Fund, which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of

68	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, quality and scope of services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board considered the possible impact of changes in RIMCo’s senior management during the course of 2008 and 2009 and a restructuring of the Russell organization, which was announced to the Board in January 2009 and detailed to the Board on April 15, 2009, and included a significant reduction in Russell’s workforce. Prior to the Independent Trustees’ private meeting on April 20 and at the April 21 meeting of the Board of Trustees, senior representatives of Russell and RIMCo discussed this organizational restructuring with the Board and assured the Board that the restructuring would not result in a diminution of the nature, quality or scope of the services provided to the Funds. The Board also discussed with these representatives the impact of developments over the past year in the financial services industry upon the financial resources available to the Russell organization.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed during the past year, and continues to manage, a portion — up to 10% — of the assets of each of the Russell U.S. Core Equity Fund, the Russell U.S. Quantitative Equity Fund and the Russell International Developed Markets Fund (each a “Participating Underlying Fund”) during the past year, utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund during the past year. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is

Basis for Approval of Investment Advisory Contracts	69

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Renewal Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds other than the Russell Money Market Fund encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also explained that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

In discussing the Funds’ expense levels relative to Comparable Funds, RIMCo noted, among other things, the difficulty of comparing the total expenses of the LifePoints Funds Target Distribution Strategies with their Comparable Funds. According to RIMCo, the Third-Party Information did not provide a universe of Comparable Funds composed of managed payout funds, which operate under different constraints and involve different considerations in their investment strategies than other funds. Moreover, managed payout funds employ varying payout objectives, structures and mechanisms, all of which may affect allocations between fixed income investments and equity investments, which tend to have higher expenses than fixed income investments. Under the circumstances, the Board considered RIMCo’s view that meaningful comparisons of the expenses of the LifePoints Target Distribution Strategies with their Comparable Funds is difficult.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. During 2008, the Board noted that, generally, there was a reduction in the assets of the Funds and Underlying Funds as a result of market declines and related investor redemptions. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fees for each Fund or Underlying Fund appropriately reflect any economies of scale realized by such Fund, based upon any decline in assets during 2008 and such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to RIC funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by RIC funds supervised by the Board. The Trustees considered the differences in the scope of services RIMCo provides to institutional clients and the other RIC funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo, as it has in the past, noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since RIC Funds, including the Underlying Funds, must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that RIC Funds, including the Underlying Funds, are subject to heightened regulatory requirements relative to institutional clients. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the April 21 Board meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fees charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its

70	Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board also noted RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market.

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices in addition to its performance relative to its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the April 21 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the information received from RIMCo in support of its recommendations at the April 21 Board meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo at a meeting held on August 25, 2009: (1) to effect a money manager change for the Russell U.S. Core Equity Fund, the Russell U.S. Quantitative Equity Fund, the Russell International Developed Markets Fund, the Russell Global Equity Fund, the Russell Strategic Bond Fund and the Russell Real Estate Securities Fund and (2) to effect a money manager change for the Russell Emerging Markets Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be

Basis for Approval of Investment Advisory Contracts	71

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LifePoints® Funds Target Distribution Strategies

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

rendered. The Trustees also considered their findings at their April 21, 2009 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

72	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Shareholder Requests for Additional Information — December 31, 2009 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information	73

Russell Investment Company

LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers — December 31, 2009

(Unaudited)

The following tables provide information for each officer and Trustee of the Russell Fund Complex. The Russell Fund Complex consists of RIC, which has 37 funds, and RIF, which has nine funds. Each of the Trustees is a Trustee of both RIC and RIF. The first table provides information for the interested Trustee. The second table provides information for the independent Trustees. The third table provides information for the Trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
# Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer from 2004–January 22, 2010* Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	•President and CEO RIC and RIF •Chairman of the Board, President and CEO, RIMCo •Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) •Chairman of the Board, President and CEO, Russell Financial Services, Inc. •Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) •Until 2004, Managing Director, of Individual Investor Services, FRC •2000 to 2004 Managing Director, Sales and Client Service, RIMCo	46	None

# Sandra Cavanaugh Born May 10, 1954 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	•President and CEO RIC and RIF •May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank •2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. •1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	46	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

*	Effective January 22, 2010, Grey J. Stark resigned as President and Chief Executive Officer for RIC and RIF. Mr. Stark’s successor is Sandra Cavanaugh.

74	Disclosure of Information about Fund Trustees and Officers

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LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	46	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services) •February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF •Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	46	•Director, Avista Corp (electric utilities) •Trustee, Principal Investor Funds (investment company); •Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of the Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	46	None
Jonathan Fine, Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA	46	None
Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	46	None

Disclosure of Information about Fund Trustees and Officers	75

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Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	•September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds •September 2007 to present, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	46	•Director, Sparx Asia Funds (investment company) •Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)
Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Retired	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

76	Disclosure of Information about Fund Trustees and Officers

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LifePoints® Funds Target Distribution Strategies

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	46	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	•President, Anderson Management Group LLC (private investments consulting) •Trustee, RIC and RIF until 2006 •February 2002 to June 2005, Lead Trustee, RIC and RIF •Chairman of the Nominating and Governance Committee, 2006	46	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	•Retired since 1995 •Trustee of RIC and RIF until 2005 •Chairman of the Nominating and Governance Committee 2001–2005	46	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	77

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Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2009 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC •Chief Compliance Officer, RIF •Chief Compliance Officer, RIMCo •Chief Compliance Officer, RFSC •April 2002–May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer from 2004–January 22, 2010	Until successor is chosen and qualified by Trustees

•President and CEO, RIC and RIF

•Chairman of the Board, President and CEO, RIMCo

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, RFSC

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•Until 2004, Managing Director of Individual Investor Services, FRC

•2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Sandra Cavanaugh Born May 10, 1954 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2010	Appointed until successor is duly elected and qualified

•President and CEO RIC and RIF

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	•Treasurer, Chief Accounting Officer and CFO, RIC and RIF •Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc. •Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	•Chief Investment Officer, RIC and RIF •Director, RIMCo and FRC •1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	•U.S. General Counsel and Assistant Secretary, FRC •Director and Assistant Secretary, RIA •Secretary, RIMCo, RFSC and Russell Financial Services, Inc. •Secretary and Chief Legal Counsel, RIC and RIF

78	Disclosure of Information about Fund Trustees and Officers

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustee

Greg J. Stark

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Lee C. Gingrich

Officers

Greg J. Stark, President and Chief Executive Officer

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2009

Russell U.S. Core Equity Fund

AllianceBernstein L.P., New York, NY

First Eagle Investment Management, LLC, New York, NY

BlackRock Capital Management, Inc., New York, NY

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors, LLC, Boston, MA

Russell U.S. Small & Mid Cap Fund

ClariVest Asset Management LLC, San Diego, CA

Delphi Management, Inc., Boston, MA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Adviser’s Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Global Equity Fund

Gartmore Global Partners, London, United Kingdom

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell International Developed Markets Fund

AllianceBernstein L.P., New York, NY

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

UBS Global Asset Management (Americas) Inc., Chicago, IL

William Blair & Company, LLC, Chicago, IL

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

Adviser, Money Managers and Service Providers	79

LifePoints® Funds Target Distribution Strategies

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Russell Strategic Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Hyperion Brookfield Asset Management, Inc., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Money Market Fund

Russell Investment Management Company, Tacoma, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

80	Adviser, Money Managers and Service Providers

Russell Investment Company	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-225

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2008	$71,000
2009	$92,400

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

Fees	Nature of Services
2008 $0	Performance of agreed-upon procedures with respect to 04/30/08 semi-annual reports
2009 $33,478	Performance of agreed-upon procedures with respect to 04/30/09 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

Fees	Nature of Services
2008 $22,800	Tax services
2009 $39,600	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

Fees	Nature of Services
2008 $0	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2009 $0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I. Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2008	$27,858
2009	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. [Not Applicable]

Item 6.	[Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9.   [Not Applicable]

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.	Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ SANDRA CAVANAUGH
Sandra Cavanaugh Principal Executive Officer and Chief Executive Officer

Date: March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ SANDRA CAVANAUGH
Sandra Cavanaugh Principal Executive Officer and Chief Executive Officer

Date: March 9, 2010

By:	/s/ MARK E. SWANSON
Mark E. Swanson Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 9, 2010